UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                              ---------------------


                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported) 22 November 2000
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

                        Air Products and Chemicals, Inc.
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               (Exact name of registrant as specified in charter)


                     Delaware                               1-4534                         23-1274455
   ----------------------------------------------     ------------------------     ---------------------------
   (State of other jurisdiction of incorporation)     (Commission file number)     (IRS Identification number)


   7201 Hamilton Boulevard, Allentown, Pennsylvania                                         18195-1501
   ------------------------------------------------                                         ----------
       (Address of principal executive offices)                                             (Zip Code)


Registrant's telephone number, including area code  (610) 481-4911
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Item 9.  Regulation FD Disclosure
---------------------------------

     The company will post current business information on an intra-quarterly schedule (months that are not the last month of a fiscal quarter) at its website at www.airproducts.com (under "Investor Information"), ordinarily by the 15th or 16th business day of the month. Such information for October 2000 appears below, but in the future will only be made available on the company's website. This information will not contain information considered material, but is intended to supplement the financial outlook.


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
Investor Information
Current Business Information                                                                                November 22, 2000

(% Change vs PY)                    October 2000     Commentary versus prior year
                                    ------------     --------------------------------

Electronics Sales $ **                50+            continued strong spec gas, spec chem and equipment

CPI  On-site/Pipeline Volume          6-7            continued strong HyCO volumes, some spot activity

North America Gases
-------------------
           Liquid/Bulk Volume         6              Higher Electronics, Food and Metal Processing volumes partially offset by conversions to on-sites

           LOX/LIN Price              4              cost recovery surcharge, underlying pricing up modestly

           Cylinder Volume            6-7            one additional workday, strong MRI activity

Europe Gases
------------
            Liquid/Bulk Volume        2              Southern Europe continues to be strong partially offset by lower volumes in the UK
            LOX/LIN Price             0

            Cylinder Volume           4              UK up, strong spec gas and Helium volumes

Chemical Sales Volume                 4-5            (results exclude PVOH impact)
---------------------
            Performance Volume        7-8            strong Epoxy, Specialty and Polyurethane Additive volumes
                                                     partially offset by lower North American Emulsion volumes
            Intermediates Volume      0              solid PUI volumes offset by Amines


          **three month rolling average, excludes NA & Europe Liquid/Bulk

Note: This information is furnished at the request of financial analysts and investors who have indicated that it would assist them in understanding recent business trends at Air Products. This information is based on current estimates and data that are believed to be reliable. Please keep in mind that sales volumes and prices are not the only factors that determine future financial performance. Many other factors, including raw material, energy, distribution and overhead costs and other price changes, also influence earnings. The information reflects one month's business activity and may not reflect longer term business trends or suggest financial results for the current quarter or for future reporting periods.

Effective October 2000, the reporting format has been revised. Added are Electronics and CPI data, and Liquid/Bulk volume now summarizes merchant oxygen, nitrogen, argon, helium and hydrogen volumes. In Chemicals, Performance Chemicals now includes the Emulsions business area.



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




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         Air Products and Chemicals, Inc.
                                        ----------------------------------
                                                 (Registrant)



Dated: 22 November 2000            By:      /s/ Robert F. Gerkens
                                       -------------------------------------
                                             Robert F. Gerkens
                                             Assistant Corporate Secretary

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